Press Release

FOR IMMEDIATE RELEASE

For further information:
Steve Iaco	Chandni Luthra
CBRE-Media	CBRE-Investors
212.984.6535	212.984.8113
Steven.Iaco@cbre.com	Chandni.Luthra@cbre.com

CBRE Expands Critical Infrastructure Capabilities in

Europe and Asia Pacific with Onnec Acquisition

Dallas – October 20, 2026 – CBRE Group, Inc. (NYSE: CBRE) today announced a definitive agreement to acquire Onnec Group Limited, a leading provider of data center infrastructure services for the world’s largest technology companies in Europe and Asia Pacific. The acquisition will significantly enhance CBRE’s ability to support its clients’ data center needs on a global basis.

The initial purchase price is £460 million (approximately $610 million) in cash. In addition, the parties have agreed to a multi-year earnout of up to £300 million (approximately $400 million), subject to Onnec meeting certain growth thresholds. Onnec is expected to generate approximately £370 million ($498 million) in revenue and more than £50 million ($67 million) of core EBITDA in 2027 and be immediately accretive to CBRE’s core earnings per share.

Onnec will operate as part of CBRE’s Critical Infrastructure Services line of business. CBRE expects this business line to generate nearly $4.5 billion of total revenue in 2027, including contributions from Onnec. The rest of CBRE’s services businesses, most notably Project Management and Advisory Services, are expected to generate almost $2.5 billion of infrastructure services revenue in 2027, resulting in total estimated 2027 infrastructure services revenue of nearly $7.0 billion. This does not include revenue from periodic data center land sales in the development business.

Founded in 1986 and based in London, Onnec specializes in the design, deployment and maintenance of network, fiber and data center infrastructure. The company’s approximately 800 employees serve hyperscalers across key markets in the United Kingdom, Continental Europe and Asia Pacific. Onnec’s geographic presence aligns well with the data center infrastructure services that CBRE delivers in the United States.

“CBRE is pursuing an explicit strategy to build a global infrastructure services business to complement our real estate services business. We’ve long believed Onnec is an excellent fit in this strategy,” said Vikram Kohli, CBRE’s Chief Operating Officer. “The acquisition is also consistent with our ongoing effort to build resilient businesses that benefit from secular tailwinds.”

Barry Horgan, Chairman of Onnec, said, “From day one, our focus has been on delivering exceptional connectivity solutions for our customers. As part of CBRE, we gain the platform and expertise to broaden our capabilities, creating even greater value for our clients, and provide new opportunities for our employees, while staying true to the customer-focused approach that has driven our success.”

CBRE Press Release

The Onnec transaction is subject to customary regulatory approvals and is expected to be completed around the end of the year.

J.P. Morgan Securities, LLC is acting as financial advisor and Simpson, Thacher & Bartlett LLP as legal advisor to CBRE. Goldman Sachs International is acting as financial advisor and Freshfields LLP as legal advisor to Onnec.

About CBRE Group, Inc.

CBRE Group, Inc. (NYSE:CBRE), a Fortune 500 and S&P 500 company headquartered in Dallas, is the world’s largest commercial real estate services and investment firm (based on 2025 revenue) and a premier provider of critical infrastructure services. The company has more than 155,000 employees serving clients in more than 100 countries. CBRE serves clients through four business segments: Advisory (leasing, sales, debt origination, mortgage servicing, valuations); Building Operations & Experience (facilities management, property management, flex space & experience, critical infrastructure); Project Management (program management, project management, cost consulting); Real Estate Investments (investment management, development). Please visit our website at www.cbre.com. We routinely post important information on our website, including corporate and investor presentations and financial information. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included in the Investor Relations section of our website at https://ir.cbre.com. Accordingly, investors should monitor such portion of our website, in addition to following our press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

About Onnec

Onnec is a leading independent global IT infrastructure solutions and services partner, specializing in providing end-to-end connectivity solutions for data center, office, fulfilment center and other environments. From structured cabling, managed services and networking, our end-to-end services give you the infrastructure you can completely rely on. Onnec is one of the world’s leading exponents in this space and, with approximately 800 full-time employees across EMEA, US and APAC, the company is structured around key global customers to ensure consistency of service and delivery. As such, the company has a loyal customer base of leading businesses with many relationships spanning more than 30 years. Customers benefit from decades of experience and industry-leading standards – deployed at a local level. Onnec is at the center of connections, and strong connections is at the heart of everything Onnec does.

Forward-Looking Statements

Certain of the statements in this release regarding CBRE’s acquisition of Onnec Group Limited that do not concern purely historical data are forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our management’s expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Accordingly, actual performance, results and events may vary materially from those indicated in forward-looking statements, and you should not rely on forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in forward-looking statements, including, but not limited to, the continued growth in clients’ need for Onnec’s services, Onnec’s ability to meet financial performance expectations and CBRE’s ability to operate Onnec as part of its Critical Infrastructure Services business line, as well as other risks and uncertainties discussed in our filings with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statements speak only as of the date of this release. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. For additional information concerning factors that may cause actual results to differ from those anticipated in the forward-looking statements and other risks and uncertainties to our business in general, please refer to our SEC filings, including our Form 10-K for the fiscal year ended December 31, 2025, and

CBRE Press Release

our most recent quarterly financial filings on Form 10-Q. Such filings are available publicly and may be obtained from our website at www.cbre.com or upon request from the CBRE Investor Relations Department at investorrelations@cbre.com.

This press release includes references to Core EBITDA which is a non-GAAP measure. Core EBITDA represents earnings before the portion attributable to non-controlling interests, net interest expense, write-off of financing costs on extinguished debt, income taxes, depreciation and amortization, and asset impairments. We have not provided the most comparable GAAP financial measures nor reconciliations of forward-looking Core EBITDA included in this release to GAAP financial measures because it cannot be done without unreasonable effort because certain items required for such reconciliations are outside of our control and/or cannot be reasonably predicted, such as the provision for income taxes and asset impairments. This non-GAAP measure should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate Core EBITDA differently, and therefore this metric may not be directly comparable to similarly titled measures of other companies.